SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 8, 2021
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SCIENTIFIC INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive, Suite 102
Bohemia, New York 11716
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(Address of principal executive offices)

(631) 567-4700
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company and its wholly-owned subsidiary, Scientific Bioprocessing, Inc., have agreed to an extension through December 31, 2021 of the Monthly Retainer Agreement with Mr. Joseph G. Cremonese, a Director of the Company since November 2002, and his affiliate, Laboratory Innovation Company, Ltd. All other terms remain the same.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 8, 2021, the Board accepted the resignation of Mr. John F.F. Watkins as a Class C Director. Mr. Watkins’ resignation was not the result of any dispute or disagreement with the Company. The Company will pay Mr. Watkins director fees through December 31, 2020.

ITEM 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
10.1	Amendment to Monthly Retainer Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: January 8, 2021	By:	/s/ Helena R. Santos_______________
Helena R. Santos,
President and Chief Executive Officer